Exhibit 10.33

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote omissions.

MASTER PRODUCTION AGREEMENT

This Master Production Agreement (this “Agreement”) is made as of this 1st day of December, 1998 between Bio Science Contract Production Corp., a Maryland corporation (“BSCP”), and Transkaryotic Therapies Inc, a Delaware corporation (“Client”).

RECITALS

A.            BSCP operates a multi-client production facility, operated in accordance with the U.S.  Food and Drug Administration’s (the “FDA”) current Good Manufacturing Practices, located at 5901 East Lombard Street, Baltimore, Maryland 21224 (the “Facility”).

B.            Client is a development-stage biotechnology company active in research and development of drug products.

C.            From time to time, Client desires to have BSCP produce, and BSCP is willing to produce, one or more Products (as hereinafter defined) at the Facility.  Each Product shall be described in a separate Schedule A-( ) (each Product produced pursuant to this Agreement and the Schedules hereto shall be separately sequentially numbered and identified, beginning with “1”, and the blank spaces set forth within the parentheses to each Schedule shall contain such number, for example, the Schedules for the first Product shall be Schedule A-(1), Schedule B-(1), etc.).  Each Product shall be produced in accordance with the terms and subject to the conditions hereinafter set forth and contained in the Schedules hereto.

D.            BSCP shall produce each Product pursuant to the Production Record for each Product and the Operating Documents.  Based on the information provided to BSCP pursuant to Paragraph 1 below, BSCP shall prepare, and Client shall approve, the Production Record for each Product in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, BSCP and Client, intending to be legally bound, hereby agree as follows:

DEFINITIONS

The following capitalized terms used in this Agreement shall have the following meanings:

“BSCP Parties” means BSCP, its employees, agents and affiliates.

“Commencement Date” with respect to each Product will be set forth on Schedule B-(__) attached hereto, relating to that Product.

“Product” shall mean each bulk substance that BSCP has agreed to produce pursuant to the Production Record relating thereto.

“Production Record” shall mean the Client-specific batch production records required for BSCP to produce each Product in the Facility.

“Production Term” shall mean, for each Product, that period commencing on the Commencement Date and terminating on the Termination Date.

“BSCP Operating Documents” shall mean the standard operating procedures, standard manufacturing.  procedures, protocols, validation documentation, and supporting documentation, such as environmental monitoring, for operation and maintenance of the Facility and BSCP equipment.

“Client Operating Documents” shall mean the standard operating procedures, standard manufacturing procedures, protocols and validation documentation specific to the Client’s Product and Client equipment.

“Termination Date” for each Product will be set forth on Schedule B-(__) attached hereto, relating to that Product.

“cGMP” means FDA’s current good manufacturing practices as specified in 21 CFR Article 210 and FDA’s guidance documents, and all successor regulations and guidance documents thereto.

[Intentionally left blank]

1.             Production Record.  The Production Record shall be prepared by BSCP under Client’s direction pursuant to the information provided by Client.  Client shall provide information and procedures required to create an approvable Production Record and to produce the Product, and any intermediate or by-products thereof, including:

(a)           Process information, SOPs, production records, development reports

(b)           Quality control assays

(c)           Raw materials and raw materials test specifications

(d)           Product packing and shipping instructions

(e)           Product specific cleaning and decontamination information

If Client is unable to provide the items listed above, Client shall cooperate reasonably with BSCP to enable BSCP to write the Production Record.  When BSCP finalizes the Production Record, it shall deliver it to Client for its approval and acceptance.  Client shall notify BSCP in writing of any objections it has to the Production Record, and upon such notification, BSCP and Client shall work together promptly to resolve such objections.  Upon Client’s written notification to BSCP that the Production Record is satisfactory, the Production Record shall be deemed approved and accepted by Client.  The ownership of the Production Record shall remain with Client at all times.  The cost of the preparation of the Production Record shall be as set forth on Schedule B-(__) attached hereto.

2.             [**]  In connection with the production of each Product hereunder in the Production Area, BSCP shall supply [**].  Client shall be responsible for providing to BSCP, in a timely manner, [**], other than those to be supplied by BSCP required to produce each Product pursuant to its Production Record (unless BSCP otherwise agrees in writing, to provide such items).  Any Client-provided items with respect to the production of a Product are as set forth in Schedule C-(__) attached hereto.  Client provided equipment, materials, consumables, or other Client provided items shall only be used for Client production or testing.

3.             Production Term.

(a)           Each Product shall be produced in the suite identified on Schedule B-(  ), such suite being called the “Production Area”.  The Production Term is set forth in Schedule B-(__) attached hereto relating to that Product.  The term of this Agreement shall continue in full force and effect for a period ending on the later of 10 years from the date hereof or the Termination Date of the final Product to-be produced hereunder unless terminated earlier in accordance with the following provisions of this Section 3.

(b)           Each party (the “Terminating Party”) shall have the right to terminate this Agreement upon six (6) months prior written notice (the “Termination Period”) to the other party in accordance with the following:

(i)            If Client is the Terminating Party, it shall have the option (if set forth in Client’s notice of termination to BSCP), in lieu of requiring BSCP to continue its performance under the Agreement during the Termination Period, to elect to pay BSCP, within [**] of the delivery of the termination notice, immediately available funds equal to [**] production fee at the then current rate, together with the costs of all materials and consumables purchased by BSCP through the end of the Termination Period.  All materials and consumables purchased by BSCP through the end of the Termination Period should be delivered to the Client or its subsidiaries/designees at the Client’s cost.

(ii)           If BSCP is the Terminating Party, then BSCP and Client shall continue to perform their respective obligations under this Agreement throughout the Termination Period unless otherwise agreed to in writing by the parties.

All materials and consumables purchased by BSCP through the end of the Termination Period should be delivered to the Client or its subsidiaries/designees at the Client’s cost.

(c)           BSCP shall have the right to terminate this Agreement [**].

(d)           Each party shall have the right to terminate this Agreement (i) following a material breach of this Agreement that the breaching party fails to remedy within [**] after written notice thereof by the non-breaching party; and (ii) immediately upon the bankruptcy, insolvency, dissolution, or winding up of the other party.

(e)           The expiration or earlier termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination including, without limitation, all monetary obligations for work, services, materials, and costs previously performed or incurred by BSCP pursuant to this Agreement.  The confidentiality and indemnification provisions contained in the Agreement, the warranty provisions in Sections 5 (f) and 5 (g) and the miscellaneous provisions in Section 9 shall survive the expiration or earlier termination of this Agreement.

4.             Compensation.  Compensation for BSCP’s production of each Product under this Agreement shall be payable by Client to BSCP as follows:

(a)           Set-Up Fee.  Simultaneously with its execution of the Schedules attached hereto for the production of each Product, Client shall pay to BSCP a non-refundable Set-Up fee per Production Term (a “Set-Up Fee”) as set forth on Schedule B-(__) attached hereto.  A Set-Up Fee shall compensate BSCP for the work performed prior to commencement of the per diem charge for each Product.

BSCP shall not commence preparation for the production of the Product prior to its receipt of a Set-Up Fee and, if applicable, a separate fee to write the Production Record, in connection with each Product production run.

(b)           [**] Production Fee.

(i)            For each Product, Client shall pay to BSCP a [**] production fee (the “[**] Production Fee”) as set forth in Schedule B-(__) attached hereto.  The [**] Production Fee shall be due and payable in advance of the Commencement Date and on the same calendar date of each subsequent [**] during the Production Term (if the Production Term includes a period of time which [**], the [**] Production Fee [**] shall equal the [**] multiplied by [**], which is the [**] Production Fee [**]).

(ii)           Materials and consumables [**] in the [**] Production Fee, but shall be paid for by Client at BSCP’s out-of-pocket cost for such materials and consumables upon receipt of the invoice sent by BSCP to Client [**].

(c)           Other Charges.  As required to produce the Product, BSCP may provide [**] to Client (collectively the “Other Production Requirements”).  Client shall pay BSCP for the provision of the Other Production Requirements as agreed upon in advance by BSCP and Client, as set forth in Schedule D-(__) attached hereto.  Client shall pay for such Other Production Requirements upon receipt of the invoice sent by BSCP to Client, except if such charges are anticipated to exceed $[**], then Client shall pay such charges in advance.  Client shall provide, in Schedule D-(__) attached hereto, a list of all hazardous wastes or substances, and the anticipated quantities, that will be used in the production process for each Product.  BSCP shall notify Client of those hazardous wastes or substances that cannot be disposed of through BSCP’s waste disposal system in the quantities that Client proposes will be produced in connection with the production of each Product.  BSCP’s waste disposal system is both a decontamination and pH adjustment system.  Client agrees to pay for the disposal by BSCP of such materials that cannot be disposed of by BSCP in accordance with the rates set forth on Schedule D-(__) attached hereto.  To the extent that any incorrect information provided by Client on Schedule D-(__) attached hereto results in increased costs to BSCP to dispose of hazardous wastes or substances, Client shall pay those incremental costs.  The waste disposal charges shall be paid within [**] of receipt of the invoice sent by BSCP to Client.

(d)           Taxes.  Client agrees to pay for any sales and use taxes or other (the “Taxes”) resulting from BSCP’s production of each Product hereunder (except for income or personal property taxes payable by BSCP).  To the extent not paid by Client, Client shall indemnify and hold harmless the BSCP Parties from and against any and all penalties, fees, expenses and costs, whatsoever, in connection with the failure by Client to pay the Taxes.  BSCP shall not collect any sales and use taxes from Client in connection with the production of any Product hereunder if Client obtains an exemption therefrom.  In furtherance of the foregoing, BSCP shall not collect sales and use taxes from Client in connection with the production of any Product hereunder if (i)(A) Client provides a certificate to BSCP in which it states that such Product will be used or consumed outside of the State of Maryland and (B) Product is either shipped directly outside the State of Maryland or stored in Maryland pending shipment to another State or (ii) Client provides a certificate to BSCP in which it states that such Product is for resale.

(e)           Late Charge; Interest.  Any fee, charge or other payment due to BSCP by Client hereunder (including, without limitation, pursuant to a Schedule attached hereto) that is not paid within 30 days after it is due shall accrue interest (except as is provided in the final sentence of this section 4(e)), from the date when the same was due and payable, at the rate of twelve percent (12%) per annum, payable on demand.  If unpaid for more than [**], Client [**] and simultaneously pay to BSCP the unpaid balance of the [**] Production Fees for the Product that are payable during the remainder of the Production Term for the Product, and any other Obligations (as defined in subparagraph (h) below) relating to the Product, all of which shall become immediately due and payable.  Notwithstanding anything contained in this section 4(e) to the contrary, if there is a bona fide dispute between Client and BSCP as to any fee, charge, or other payment due to BSCP by Client hereunder with respect to which Client has given BSCP prompt written notice, specifying in detail the facts and circumstances occasioning such bona fide dispute, interest shall not accrue on such unpaid fee, charge, or other payment, and Client shall not have to vacate the production area as described above in this paragraph 4 (e).

(f)            Payments.  All payments to BSCP hereunder by Client shall be by check, wire transfer, money order, or other method of payment approved in writing by BSCP.

(g)           Security Deposit.  Client shall, simultaneously with the execution and delivery of the applicable Schedules attached hereto relating to the production of each Product, remit to BSCP a security deposit (each, a “Security Deposit”) in an amount equal to $[**] for each Product; however, if Client has already remitted to BSCP a reservation deposit in the amount of $[**] with respect to a Product pursuant to the terms of a reservation deposit agreement with BSCP, then the amount of said reservation deposit (the “Reservation Deposit”) shall be withdrawn by BSCP and credited toward the Security Deposit payable with respect to a Product (Client shall be responsible for remitting any deficiency between the amount of the Reservation Deposit and the Security Deposit required hereunder).  If BSCP is producing multiple products in the facility then Client shall only pay one Security Deposit in which case such Security Deposit shall be held by BSCP until completion of all Client’s Product Production Terms.  The Security Deposit shall be returned to Client within 30 days after the termination of the last Production Term for the last Product if Client has paid all fees, charges, or other payments due in connection with the production of each Product, including charges for lost, destroyed, stolen or damaged property of BSCP (all such fees, charges, or other payments being called “Obligations”).  If any Obligations with respect to a Product remain outstanding after the expiration of such 30-day period, then BSCP shall be entitled to apply the Security Deposit against the payment of such Obligations, and the amount of the Security Deposit remaining, if any, after the application of such payments shall be returned to Client.  Client shall remain liable to BSCP for any deficiencies remaining after the application of the Security Deposit against the Obligations.

(h)           Damage to Equipment.  Client shall be responsible for the reasonable cost of repairing or replacing (to the extent that BSCP determines, in its reasonable judgment that repairs cannot be adequately effected) any BSCP equipment damaged or destroyed by Client Personnel, as defined in Paragraph 5(b) hereof (ordinary wear and tear excepted).

5.             The Production Process.

(a)           The Production Record.  BSCP shall adhere to the Production Record in producing each Product, except to the extent that such Production Record conflicts with applicable law, in which event, BSCP will discuss the conflict with Client and attempt to resolve the issues before complying with applicable law.  BSCP will maintain accurate records for the production of each Product and will provide all batch records approved by BSCP’s QA department at Client’s request.  Client shall own the Production Records and Client Operating Documents relating to each Product produced for Client.  BSCP shall own all BSCP Operating Documents, and shall make copies thereof available to Client upon Client’s request and at Client’s expense.  BSCP Operating Documents shall remain BSCP Confidential Information.

BSCP will provide to Client documentation regarding the production of purified bulk product for the Chemistry, Manufacturing and Controls (“CMC”) section required for a Biologics License Application (“CBLA”) or an analogous Marketing Authorization Application as required by the FDA or other authorized regulatory authority.

(b)           Client Personnel.  Client’s employees and agents (including its independent contractors) (collectively, “Client Personnel”) [**].  Client Personnel working at the Facility shall be and remain employees of Client, which solely shall be responsible for (i) the payment of their compensation (including applicable Federal, state and local withholding, FICA and other payroll taxes, workers’ compensation insurance, health insurance, and other similar statutory and fringe benefits) and (ii) the payment of any and all expenses, costs, claims and losses (including, but not limited to attorneys’ fees and related expenses) in connection with injuries suffered by Client Personnel while at the Facility or elsewhere except as a result of BSCP’s willful misconduct or gross negligence (such expenses, costs, claims, losses, attorneys’ fees and related expenses being hereinafter collectively called, “Injury Expenses”).  Client covenants and agrees, with respect to Client Personnel working at the Facility, to maintain workers’ compensation benefits and employers’ liability insurance as required by applicable Federal and Maryland laws.  In addition, Client covenants and agrees to indemnify and hold harmless the BSCP Parties from and against any and all Injury Expenses.

(c)           Personnel.  BSCP and Client both agree not to employ or solicit for employment (or for use as an independent contractor) either party’s employees during the term of this Agreement and for a period of two (2) years thereafter.

(d)           No Product Development, No Representations or Warranties as to Safety of Product, Products Liability Insurance.  Client acknowledges that neither BSCP nor its personnel will engage in any Product refinement or development (other than the production of each Product pursuant to the Production Record).  BSCP makes no representation or warranty regarding each Product’s safety or effectiveness, or otherwise, except that BSCP shall produce each Product in accordance with all applicable cGMP guidelines to meet the description set forth in Schedule A - (  ) or the specifications set forth in the Production Record.  Client acknowledges and agrees that neither BSCP nor its personnel have participated in the invention or testing of any Product, or have evaluated its safety or suitability for use in humans or others.

Other than quality control testing of each Product by BSCP as required by the Production Record, BSCP shall not be in any way responsible for Product testing.  Client shall maintain at its sole cost and expense, at all times during the term of this Agreement and for three years thereafter, a general liability insurance policy (the “Insurance Policy”) with bodily injury, death and property damage limits of two million U.S. dollars ($2,000,000) per occurrence and five million U.S.  dollars ($5,000,000) in the aggregate and product liability coverage of three million U.S. dollars ($3,000,000) per occurrence as of September 15, 1998.  Promptly, following execution of the Master Production Agreement, Client shall provide a Certificate of Insurance to BSCP signed by an authorized representative of Client’s underwriter evidencing the insurance coverage required by the Agreement and providing for at least thirty (30) day’s prior notice to BSCP of any cancellation, termination, material change or reduction of such coverage.

BSCP shall maintain at its sole cost and expense, at all times during the term of this Agreement and for three years thereafter, a general liability insurance policy with product liability coverage of one million U.S. dollars ($1,000,000) per occurrence and two million U.S. dollars ($2,000,000) in the aggregate with an umbrella of ten million U.S. dollars ($10,000,000).  BSCP shall give Client thirty (30) days notice of any cancellation, termination, or material change or reduction of such coverage.

(e)           Delivery of Each Product; Other Shipping Charges.  Upon completion of the Production Term for a Product (or sooner upon Client’s instructions), BSCP shall ship (i) the Product, and (ii) client supplied equipment, unused materials and consumables, samples, or any other client owned items (together with the Product being shipped, the “Shipped Items”).  All such shipments shall be in accordance with Client’s packing and shipping instructions and procedures supplied by Client as part of the Production Record or, with respect to the items referenced in subparagraph (ii) above, as provided by Client to BSCP, and shall be by common carrier unless otherwise specified by Client.  Delivery shall be F.O.B. Shipping Point (the Facility).  Client shall provide its preferred carrier’s account number and shall pay for all shipping costs in connection with the delivery of each Shipped Item.  BSCP’s responsibility, except as set forth herein, ceases and Client’s risk of loss arises, upon BSCP’s delivery of each Shipped Item to the common carrier.

(f)            BSCP Liability for Destroyed or Damaged Client Production Equipment and Materials; Dispute.

(i)(A) If during a Product production process, production equipment supplied by Client (“Client Production Equipment” as set forth in Schedule C) is destroyed or damaged by BSCP Personnel and such damage or destruction resulted from BSCP’s failure to execute such Product production process in conformity with the Production Record, then, except as provided in subparagraph (i)(B) below, BSCP shall be responsible for repairing or replacing the destroyed or damaged Client Production Equipment or, at BSCP’s sole option, paying to Client the replacement value of the damaged or destroyed Client Production Equipment at the time of its damage or destruction.  In no other event shall BSCP be liable to Client for damaged or destroyed Client Production Equipment.

(i)(B) Notwithstanding anything to the contrary set forth in subparagraph (i)(A) above, if Client Production Equipment is destroyed or damaged by BSCP Personnel while BSCP Personnel were acting at the direction of Client Personnel, then BSCP shall not be liable to Client for damage or destruction occurring to Client Production Equipment.

(ii)(A) If during a Product production process, but prior to the delivery of such Product to Client in accordance with the terms of this Agreement, all or a portion of the Product and/or Materials supplied by Client (“Client Materials”) are destroyed or damaged by BSCP Personnel, and such damage or destruction resulted from BSCP’s failure to execute a Product production process in conformity with the Production Record, then, except as provided in subparagraph (ii)(B) below, BSCP shall use its best efforts to provide Client with additional Product production time [**] in the applicable Production Area (or another area at the facility suitable for a Product production process) without charging Client a Set-Up Fee or [**] Production Fee, equal to the actual time lost because of the destruction or damage of the Product and/or Client Materials.

(ii)(B) Notwithstanding anything to the contrary set forth in subparagraph (ii)(A) above, if during a Product production process, but prior to the delivery of such Product to Client in accordance with the terms of this Agreement, Product and/or Client Materials are destroyed or damaged by BSCP Personnel while BSCP Personnel were acting at the direction of Client Personnel, then BSCP shall have no liability to Client as the result of such destruction or damage.

(iii) BSCP and Client expeditiously shall attempt to resolve any dispute regarding the liability of the parties under subparagraphs (i) and (ii) above, as applicable, but if such dispute cannot be settled within [**] after the occurrence of the applicable damage or destruction, then the dispute shall be submitted to an arbitrator located in the State of the party not bringing the action, with the requisite scientific background and training (the “Paragraph 5(f) Arbitrator”), selected jointly by BSCP and Client.  The Paragraph 5(f) Arbitrator, employing the Commercial Arbitration Rules of the American Arbitration Association, shall determine the cause of such failure, and the Paragraph 5(f) Arbitrator’s findings, unless clearly erroneous, shall be final.  The costs and expenses of the Paragraph 5(f) Arbitrator shall be borne by the party which does not prevail in the arbitration proceeding.

(iv) Client agrees that its sole remedy with respect to damaged or destroyed Product, Client Materials (except for those circumstances covered by Paragraph 5(g) hereof) and Client Production Equipment is as set forth in this Paragraph 5(f), and in furtherance thereof, Client hereby waives all other remedies at law or in equity regarding the foregoing.

(g)           BSCP Liability for Non-Conforming Product; Dispute.

(i)            Client shall have [**] after receipt of each Product and completed Production Record (including all manufacturing and QC testing) to deliver to BSCP, in accordance with the notice provisions set forth in Paragraph 9(d) hereof, written notice of disapproval (the “Disapproval Notice”) of such Product, after which time, if the Disapproval Notice is not sent to BSCP, Client shall be deemed to have provided its final approval of the Product.  The Disapproval Notice shall state with specificity the reason(s) for Client’s disapproval of the Product.  Any Disapproval Notice sent to BSCP in bad faith shall be null and void.  If the Disapproval Notice shall be transmitted to BSCP in accordance with the foregoing provisions within the time period therein set forth, then, to determine if the Product fails to conform to the description set forth in Schedule A-(  ) or the specifications set forth in the Production Record and the Product can not be used in clinical trials or for commercial use, BSCP shall have [**] to conduct Product testing, upon the completion of which it and Client shall provide one another with the results of their quality control tests and all related paperwork and records relating to the production of the Product.  BSCP and Client expeditiously and in good faith shall attempt to resolve any dispute regarding the interpretation of varying quality control tests and related paperwork, but if such dispute cannot be settled within [**] of the submission of such test results and related paperwork, then the dispute shall be submitted to an arbitrator located in the State of the party not bringing the action with the requisite scientific background and training (the “Paragraph 5(g) Arbitrator”), selected jointly within 14 days by BSCP and Client.  The Paragraph 5(g) Arbitrator, employing the Commercial Arbitration rules of the American Arbitration Association, shall determine the cause of such failure, and the Paragraph 5(g) Arbitrator’s findings, shall be final.  Any additional testing or information that is generated as part of an investigation will be reported with the Production Record.

(ii)           If it is (A) agreed by BSCP and Client or (B) determined by the Paragraph 5(g) Arbitrator, in accordance with the procedures set forth in subparagraph (i) above, that the Product produced by BSCP hereunder failed to conform to the description set forth in Schedule A-(  ) or the specifications set forth in the Production Record due to the failure of (I) BSCP personnel properly to execute the Production Record or (II) the utilities, then BSCP shall again produce for Client the Product in accordance with the provisions of this Agreement (the “Production Rerun”) that portion of the non-conforming Product when the Production Area (or another area at the Facility suitable for the Production Rerun) next becomes available, without charging Client a Set-Up Fee or a [**] Production Fee for the Production Rerun, but otherwise charging Client the fees and charges set forth in Paragraph 4 hereof (to be paid in accordance with such provisions).  BSCP shall use its best efforts to perform this production rerun with [**].  Notwithstanding the foregoing, BSCP shall have no liability to Client, whatsoever, if it is determined, in accordance with the procedures set forth in this Paragraph 5(g), that (aa) the Production Record was materially defective and the non-conforming Product was the result thereof, (bb) Client Personnel exerted significant physical influence over the production of the Product, or were responsible for the non-conformance, or (cc) the failure of the utilities or of BSCP personnel properly to execute the Production Record was not the proximate cause of the failure of the Product produced by BSCP to conform to the description set forth in Schedule A-(  ) or the specifications set forth in the Production Record.  Client agrees that its sole remedy with respect to non-conforming Product is as set forth in this Paragraph 5(g), and in furtherance thereof, Client hereby waives all other remedies at law or in equity regarding the foregoing.

(iii)          The costs and expenses of the Paragraph 5(g) Arbitrator shall be borne by BSCP if it is required, in accordance with the provisions of this Paragraph 5(g), to effect the Production Rerun.  In all other events, Client shall be responsible for the payment of such costs and expenses.

(h)           Indemnification.

(i)            Client shall indemnify and hold harmless the BSCP Parties from and against any and all third-party claims, damages, costs and expenses of any kind (including attorneys’ and experts’ fees) incurred by BSCP Parties in connection with or relating to each Product, including, but not limited to, any third-party infringement claims.

(ii)           BSCP shall indemnify and hold harmless Client and its employees, agents and affiliates (collectively, “Client Parties”) from and against any and all third party claims, damages, costs and expenses of any kind (including attorneys’ and experts’ fees) incurred by Client Parties resulting from infringement claims against BSCP in connection with BSCP’s equipment or facility, or a cause as described in 8b(ii) below.

(iii)          If either party (the “Indemnified Parry”) promptly notifies the other party (the “Indemnifying Party”) in writing of any action brought against the Indemnified Party for which it is indemnified under (i) and (ii) of this Section 5 (i), then the Indemnifying Party shall defend, indemnify and hold the Indemnified Party harmless from and against all costs and damages incurred by the Indemnified Party or assessed against it which arise out of such action, provided that (i) the Indemnifying Party shall have sole control and authority with respect to the defense or settlement of any such action, and (ii) the Indemnified Party shall cooperate fully with the Indemnifying Party in the defense of any such action.  Any settlement of any such actions, which imposes any liability or limitation on the Indemnified Party shall not be entered into without prior written consent of the Indemnified Party.

(iv)          In the event a claim is based partially on an indemnified claim described in (i) or (ii) of this Section 5 or Section 8 (a) or 8 (b) and partially on a non-indemnified claim, any payments and reasonable attorney fees incurred in connection with such claims are to be apportioned between the parties in accordance with the degree of cause attributable to each party.

(i)            Limitation of Liability.  Subject to the provisions of Paragraph 5(b) hereof and except for third-party claims under 5(h) and 8(b), Client hereby agrees that to the fullest extent permitted by law, BSCP’s liability to Client for any and all injuries, claims, losses, expenses, or damages, whatsoever, arising out of or in any way related to BSCP’s production of each Product hereunder from any cause or causes, including, but not limited to, negligence, errors, omissions, breach of representations or warranties, or strict liability, and including, but not limited to, the events covered by Paragraph 5(f), (g) or any non-third party claims under 5(h) and Paragraph 8(b) hereof, shall not exceed the total charges paid by Client to BSCP hereunder with respect to such Product.  To the extent that this clause conflicts with any other clause in this Agreement, this clause shall take precedence over such conflicting clause.  If applicable law prevents enforcement of this clause, then this clause shall be deemed modified to provide the maximum protection to BSCP as is allowable under applicable law.

(j)            Storage.

(i)            Prior to the Commencement Date.  Client shall not deliver any Materials or other Client property to the Facility prior to [**] before each applicable

Commencement Date.  Any such Materials, equipment or other property delivered to the Facility prior to such date may be accepted by BSCP for storage, in its sole discretion, and if so accepted, shall be subject [**] from the period of acceptance until [**] prior to the applicable Commencement Date, in accordance with BSCP’s storage rates and procedures, as set forth on Schedule E-(  ) attached hereto, as amended from time to time.

(ii)           Storage After Completion of the Production Term.  Any Product, Materials, Equipment or other Client property that remains at the Facility after completion of the applicable Production Term (the date of such completion being called, the “Completion Date”) may be stored by BSCP at the Facility upon Client’s request, without cost, for up to 30 days after notice of disposition has been delivered to Client.  If Client has not responded prior to the expiration of such [**] period, BSCP may, in its sole discretion, continue to store such Product, Materials and other Client property at the Facility or elsewhere, in which event Client shall pay to BSCP a storage charge, in accordance with BSCP’s storage rates and procedures as set forth on Schedule E-(  ) attached hereto, as amended from time to time, for the period beginning on the [**] after the notice of disposition through the date that the storage terminates.

6.             Confidential Information.  All information communicated by Client to BSCP, including the Production Record (collectively, “Client Confidential Information”), shall remain the exclusive property of Client, and shall be held in confidence by BSCP and shall not be used by BSCP except in connection with the discharge of its obligations under this Agreement.  Client shall not disclose to any third party confidential information regarding the Facility or the identity of any other BSCP client using the Facility, or information regarding such other client’s product, processes or operations at the Facility (collectively, “BSCP Confidential Information”).

Client Confidential Information shall be disclosed to BSCP personnel and consultants on a need to know basis only.  All consultants to BSCP are bound under existing Non-Disclosure Agreements.  The foregoing restrictions on use and disclosure shall not apply to any Client Confidential Information or BSCP Confidential Information that:

(1)               was known to the receiving party prior to its disclosure to the receiving party by the disclosing party as evidenced by written documents predating the receiving party’s receipt of such information; or

(2)               is public knowledge at the time of its disclosure to the receiving party through no act or omission or on its behalf; or

(3)               is lawfully disclosed or made available to the receiving party by a third party having no direct or indirect obligation to the disclosing party to maintain the confidentiality of such Information; or

(4)               is independently developed by the receiving party without the aid or benefit of Information disclosed to the receiving party by the disclosing party.

Information may be disclosed by the receiving party pursuant to a document lawfully issued by a court or governmental agency provided that the receiving party notifies the disclosing party immediately upon receipt of any such document.

7.             Security Procedures.  Client Personnel authorized to have access to the Facility shall abide by the security procedures established by BSCP from time to time and communicated to Client.  Client shall be liable for any breaches of security by Client Personnel.  In addition, Client shall reimburse BSCP for the cost of any lost security cards issued to Client Personnel, [**].  All Client Personnel shall agree, in writing, to abide by BSCP policies and standard operating procedures established by BSCP from time to time.

8.             Representations and Warranties.

(a)           Client represents and warrants to BSCP that, to the best of its knowledge, (i) it has the requisite intellectual property rights to each Product and the methods required to produce it in accordance with the Production Record, and ii) the production by BSCP of each Product, employing the materials, the production equipment and in accordance with the procedures set forth in the Production Record and the Operating Documents, will not give rise to a potential cause of action by a third party against BSCP for infringement or another violation of intellectual property rights.  Such representation and warranty shall not apply to the production equipment supplied by BSCP.

(b)           BSCP represents and warrants to Client that, to the best of its knowledge, (i) it has the requisite intellectual property rights in its equipment and facility to be able to perform its obligations hereunder, (ii) that BSCP’s use of its equipment and facility as contemplated in this Agreement will not give rise to a potential cause of action by a third party against Client for infringement or another violation of intellectual property rights and (iii) that Product delivered to Client pursuant to this Agreement shall be produced in accordance with the Production Record and shall be in compliance with all applicable cGMP guidelines.

9.             Miscellaneous.

(a)           No Agency.  Neither party hereto is authorized, nor shall undertake, to bind the other party in any way as agent, partner, joint venturer or otherwise, whether in the name of BSCP or Client or otherwise.  Neither party hereto shall refer to, display or use the other’s name, corporate style, trademarks or trade names confusingly similar thereto, alone or in conjunction with any other words or names, in any manner or connection whatsoever, including any publication, article, or any form of advertising or publicity, except with the prior written consent provided by the other party.  BSCP is an independent contractor of Client, and neither BSCP nor any person or entity employed, contracted, or otherwise utilized by BSCP for any purposes shall be deemed to be an employee, representative or agent of Client.

(b)           Force Majeure.  In the event of a delay caused by inclement weather, fire, flood, strike or other labor dispute, acts of God, acts of governmental officials or agencies, or any other cause beyond the control of BSCP, BSCP shall be excused from performance hereunder for the period or periods of time attributable to such delay.  There shall be no increase in compensation as a result of any event of delay under this Paragraph 9(b) or otherwise.

(c)           Eminent Domain.  If the Facility is taken as a result of the exercise of the power of eminent domain or shall be conveyed to a governmental agency having power of eminent domain under the threat of the exercise of such power (any of the foregoing being called “Eminent Domain”), then this Agreement shall terminate as of the date on which title to the Facility vests in the authority so exercising or threatening to exercise such power and Client shall not have any right to the Eminent Domain proceeds.

(d)           Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by fax (with written confirmation of receipt), provided that a copy is mailed by U.S. registered mail, return receipt requested, (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate address and fax numbers set forth below (or to such other addresses and fax numbers as a party may designate by notice to the other party):

If to BSCP, to:

Bio Science Contract Production Corp.

5901 East Lombard Street

Baltimore, Maryland 21224

Fax (410) 563-9206

Attention:  Jacques R.  Rubin, Chairman & CEO

and

If to Client, to:

Transkaryotic Therapies Inc.

195 Albany Street

Cambridge, MA 02139

Tel (617) 349 0200

Fax (617) 491-7903

Attention:  President and CEO

with a copy to

Hale and Dorr LLP

60 State Street

Boston, MA 02109

Tel (617) 526 6000

Fax (617) 526 5000

Attention: Steven D.  Singer

Any party hereto may change his or its address for notice by giving notice thereof in the manner hereinabove provided.

(e)           Entire Agreement.  This Agreement, including the Schedules hereto, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.  The “RECITALS”, “DEFINITIONS”, and Schedules hereto are incorporated herein by reference.

(f)            Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland, without giving effect to its conflicts of laws provisions.  Except as provided in Paragraph 5(f) and (g) hereof, all suits, disputes, actions, and other legal proceedings (collectively, “Suits”) related to or arising out of this Agreement, shall be brought in the Federal District Court of the District of Maryland, which shall have the exclusive jurisdiction over such Suits, and to the personal jurisdiction of which BSCP and Client irrevocably submit.  Process in any Suit may be served on any party anywhere in the world.

(g)           Counterparts.  This Agreement and any Schedule hereto may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)           Amendments.  This Agreement (including any Schedule hereto) may not be amended or modified, and no provisions hereof may be waived, without the prior written consent of the parties hereto.

(i)            Severability.  Each provision of this Agreement (and each Schedule hereto) shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein.                If one or more of the provisions contained in this Agreement (or any Schedule hereto) shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

(j)            Titles and Subtitles.  The titles and subtitles used in this Agreement (including any Schedule hereto) are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement (or any Schedule hereto).

(k)           Pronouns.  Where the context requires, (i) all pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires, and (ii) the singular context shall include the plural and vice versa.

(l)            Assignment.  BSCP shall not assign this Agreement (or any Schedule hereto) without the prior written consent of Client, except that BSCP shall be permitted to assign its rights and obligations hereunder without such consent to (i) one or more of its affiliates or (ii) the purchasers of all or substantially all of its assets, through merger, consolidation or otherwise.  Client may assign this Agreement upon: (x) providing prior written notice to BSCP; and (y) causing the assignee to acknowledge that it will be bound by the terms and conditions of this

Agreement; and (z) agreeing that Client itself will continue to be bound by all the terms of this Agreement even in the event of such an assignment.

(m)          No Lease.  BSCP and Client agree that this Agreement (including any Schedule hereto) is not a lease and the relationship between them is not that of landlord and tenant and that BSCP retains all rights of control and possession of the Facility, including each applicable Production Area.

(n)           No Waiver.  The failure of any party hereto at any time or times to require performance of any provision of this Agreement (including any Schedule hereto) shall in no manner affect its rights at a later, time to enforce the same.  No waiver by any party hereto of the breach of any term contained in this Agreement (including any Schedule hereto), whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or the breach of any other term of this Agreement (including any Schedule hereto).

(o)           Waiver of Jury Trial.  BSCP and Client hereby waive trial by jury in any suit brought by either of the parties hereto against the other or on any counterclaim in respect thereof on any matters, whatsoever, arising out of, or in any way in connection with, this Agreement (including any Schedule hereto).

(p)           No Presumption Against Drafter.  For purposes of this Agreement, Client hereby waives any rule of construction that requires that ambiguities in this Agreement (including any Schedule hereto) be construed against the drafter.

(q)           Expenses.  Except as otherwise provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement (including any Schedule hereto).

(r)            Disclosure of Client, Product and Agreement.  Except as Client may be required by law or regulation, neither party shall disclose the name of the other party, the identity of the Product or any information with respect thereto, the existence of this Agreement or the terms and provisions of this Agreement without the prior written approval of the other party.  Neither party shall use the name of the other party in any publicity or advertising without the other party’s prior written consent.

If BSCP is required in accordance with SEC or other relevant governmental regulations to disclose Client’s name, the identity of the Product or any information with respect thereto, the existence of this Agreement or the terms and provisions of this Agreement, BSCP shall: (I) give Client prior written notice of such disclosure; and (ii) assist Client in any efforts to prevent or limit such disclosure (including without limitation seeking confidential treatment of such information).

(s)           Access to Facility.  Upon execution of a confidentiality agreement acceptable to BSCP and substantially the same as that signed by Client, BSCP shall permit Client’s marketing partners access during business hours to those areas of BSCP’s facility where Product is manufactured, stored and handled and to manufacturing records of Product produced by BSCP so that Client’s marketing partners may perform a quality assurance audit of such facilities and activities.

{signatures appear on following page}

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

WITNESS:		TRANSKARYOTIC THERAPIES INC

By:	/s/ Kelly A. Gladle	By:	/s/ Richard F. Selden (SEAL)
Richard F. Selden
President and Chief Executive Officer

WITNESS:		BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/ Debra G. Sydnor	By:	/s/ Jacques R. Rubin (SEAL)
Jacques R. Rubin
Chief Executive Officer

SCHEDULE A-(1)

TO PRODUCTION AGREEMENT

PRODUCT DESCRIPTION

α-Galactosidase A

α-Galactosidase A is an acid hydrolase which specifically cleaves terminal α-linked galactose residues from the glycosphingolipid trihexoside (CTH).  The enzyme is a glycoprotein which consists of a homodimer of two identical approximately 50,000 molecular weight subunits.

α-Galactosidase A is post-translationally modified by the cleavage of a signal sequences of 31 residues and by glycosylation.  α-Galactosidase A consists of approximately 398 amino acids.

The following are the proposed specifications for purified bulk α-Galactosidase A.  These specifications will be reviewed when sufficient information is available from the pilot and/or GMP manufacturing runs performed at Bio Science Contract Production Corp.  Until that time these specifications are for informational purposes only.

Proposed Specification
[**]	[**]

******************************************

The content of this Schedule A-(1) is agreed to by the parties listed below to that certain Master Production Agreement dated as of 12/1, 1998.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Richard Seldon	(SEAL)	By:	/s/Louise Campbell-Blair	(SEAL)
	Name: Richard Selden			Name: Louise Campbell-Blair
	Title: President & CEO			Title: VP Business Development

Date: 12/1, 1998

SCHEDULE B-( 1a)

TO

PRODUCTION AGREEMENT

PRODUCTION TERM, SUITE AND FEES

PRODUCTION TERM

Commencement Date (the “Commencement Date”):	August 1, 1998
Termination Date (the “Termination Date”):	December 31, 1998

SUITE

(mark below with an “X”)

SUITE 1	SUITE 3
SUITE 2	SUITE 4	X

FEES

Production Record Fee:	$	[**]
Set-Up Fee per Product per Production Term:	$	[**]

[**] Production Fee:	[**]
[**]
[**]

($[**] paid on August 12th; $[**])

*****************************************

The content of this Schedule B-(1a) is agreed to by the parties listed below to that certain Master Production Agreement dated as of 12/1, 1998.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Richard Seldon	(SEAL)	By:	/s/Louise Campbell-Blair	(SEAL)
	Name: Richard Selden			Name: Louise Campbell-Blair
	Title: President & CEO			Title: VP Business Development

Date: 12/1, 1998

SCHEDULE B-(1b)

TO
PRODUCTION AGREEMENT

PRODUCTION TERM, SUITE AND FEES

PRODUCTION TERM

Commencement Date (the “Commencement Date”):	January 1, 1999
Termination Date (the “Termination Date”):	October 31st , 1999

(The Production Term may be extended with written approval by both parties)

SUITE

(Mark below with an “X”)

SUITE 1	SUITE 3
SUITE 2	SUITE 4	X

FEES

Production Record Fee:	$	[**]
Set-Up Fee per Product per Production Term:	$	[**]

[**] Production Fee:	$	[**]

($[**] payable by January 1st, 1999 then [**] payments of $[**] due [**] starting March, 1999)

*****************************************

The content of this Schedule B-(1b) is agreed to by the parties listed below to that certain Master Production Agreement dated as of 12/1, 1998.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Richard Seldon	(SEAL)	By:	/s/Louise Campbell-Blair	(SEAL)
	Name: Richard Selden			Name: Louise Campbell-Blair
	Title: President & CEO			Title: VP Business Development

Date: 12/1, 1998

SCHEDULE C-(1)

TO

PRODUCTION AGREEMENT

CLIENT-PROVIDED ITEMS

[**]	[**]

Other Client-Provided Items, if any, to be mutually agreed upon.

****************************************

The content of this Schedule C-(1) is agreed to by the parties listed below to that certain Master Production Agreement dated as of 12/1                , 1998.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Richard Seldon	(SEAL)	By:	/s/Louise Campbell-Blair	(SEAL)
	Name: Richard Selden			Name: Louise Campbell-Blair
	Title: President & CEO			Title: VP Business Development

Date: 12/1, 1998

SCHEDULE D-(1)

TO

PRODUCTION AGREEMENT

OTHER PRODUCTION REQUIREMENTS

PERSONNEL:                BSCP MAY PROVIDE ADDITIONAL PERSONNEL AT THE RATE OF $[**] PER HOUR.

HAZARDOUS WASTES AND SUBSTANCES:

Type	Amount	Charge for Disposal

Such rates shall be subject to change from time to time in accordance with written notice provided by BSCP to Client.

****************************************

The content of this Schedule D-(1) is agreed to by the parties listed below to that certain Master Production Agreement dated as of 12/1, 1998.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Richard Seldon	(SEAL)	By:	/s/Louise Campbell-Blair	(SEAL)
	Name: Richard Selden			Name: Louise Campbell-Blair
	Title: President & CEO			Title: VP Business Development

Date: 12/1, 1998

SCHEDULE E-(1)

TO

PRODUCTION AGREEMENT

[**] STORAGE RATES AND PROCEDURES

[**] Storage Charge:

$[**] per square foot for Room Temperature Storage

$[**] per cubic foot for Refrigerated Storage

$[**] per cubic foot for Freezer Storage

Minimum Storage Charge:

$[**] for Room Temperature Storage

$[**] for Refrigerated Storage

$[**] for Freezer Storage

Procedure:

Client will not ship any materials, equipment or supplies to BSCP without the prior written approval of BSCP.  The storage charges during the Set-Up period for the Product described in Schedule A-(1) are included in the [**] production fee shown in Schedule B-(la).

***********************************

The content of this Schedule E-(1) is agreed to by the parties listed below to that certain Master Production Agreement dated as of 12/1                , 1998.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Richard Seldon	(SEAL)	By:	/s/Louise Campbell-Blair	(SEAL)
	Name: Richard Selden			Name: Louise Campbell-Blair
	Title: President & CEO			Title: VP Business Development

Date: 12/1, 1998

Bio Science Contract Production Corp.

AMENDMENT TO MASTER PRODUCTION AGREEMENT

Bio Science was informed at the November 19, 1998, telephone conference with Transkaryotic Therapies Inc. (TKT) that it may be necessary [**].  Based on TKT’s written approval, Bio Science can process TKT’s GMP production runs [**], however, Bio Science’s review of the batch record cannot be completed until all testing associated with the batch is completed and reported.

TKT understands that [**] Bio Science will label all the batches and the associated batch records that were processed [**] TKT retains the right [**].

TKT further understands that it will be responsible for payment for any batch rejected under these circumstances.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Richard Seldon	(SEAL)	By:	/s/Louise Campbell-Blair	(SEAL)
Name: Richard Selden			Name: Louise Campbell-Blair
	Title: President & CEO			Title: VP Business Development

01/05/99			1/7/99
Date			Date

SCHEDULE B-(1b) REVISED

TO

PRODUCTION AGREEMENT

PRODUCTION TERM, SUITE AND FEES

PRODUCTION TERM

SCHEDULE B-(1b)

TO
PRODUCTION AGREEMENT

PRODUCTION TERM, SUITE AND FEES

PRODUCTION TERM

Commencement Date (the “Commencement Date”):	January 1, 1999
Termination Date (the “Termination Date”):	December 25th, 1999

(The Production Term may be extended with written approval by both parties)

SUITE

(Mark below with an “X”)

SUITE 1	SUITE 3
SUITE 2	SUITE 4	X

FEES

Production Record Fee:	$	[**]
Set-Up Fee per Product per Production Term:	$	[**]

[**] Production Fee:	$	[**]

($[**] payable by January 1st, 1999 then [**] payments of $[**] due by [**] starting March, 1999)

*****************************************

The content of this Schedule B-(1b) REVISED is agreed to by the parties listed below to that certain Master Production Agreement dated as of 12/1, 1998.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Richard Seldon	(SEAL)	By:	/s/Louise Campbell-Blair	(SEAL)
	Name: Richard Selden			Name: Louise Campbell-Blair
	Title: President & CEO			Title: VP Business Development

Date: 2/25, 1999

Agreement for BLA Preparation

Transkaryotic Therapies Inc (“TKT”) agrees that Bio Science Contract Production Corp. (“Bio Science”) will have review and approval of those aspects of TKT’s BLA submission that describe or refer to Bio Science’s facility or operation.  Further, a copy of the final version of these sections as submitted to the FDA will be provided to Bio Science.

For Transkaryotic Therapies Inc.

AME:	/s/Kurt C. Gunter, M.D.
TITLE:	VP, Clin & RegAffairs
DATE:	20 Apr 99

SCHEDULE A-(2)

TO

PRODUCTION AGREEMENT

PRODUCT DESCRIPTION

a-Galactosidase A

a-Galactosidase A is an acid hydrolase which specifically cleaves terminal a-linked galactose residues from the glycosphingolipid trihexoside (CTH).  The enzyme is a glycoprotein which consists of a homodimer of two identical approximately 50,000 molecular weight subunits.

a-Galactosidase A is post-translationally modified by the cleavage of a signal sequences of 31 residues and by glycosylation.  a-Galactosidase A consists of approximately 398 amino acids.

The following are the proposed specifications for purified bulk a-Galactosidase A.  These specifications will be reviewed when sufficient information is available from the pilot and/or GMP manufacturing runs performed at Bio Science Contract Production Corp.  Until that time these specifications are for informational purposes only.

Proposed Specification
[**]	[**]

******************************

The content of this Schedule A-(2) is agreed to by the parties listed below to that certain Master Production Agreement dated as of December 1, 1998.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Richard Seldon	(SEAL)	By:	/s/Louise Campbell-Blair	(SEAL)
	Name: Richard Selden			Name: Louise Campbell-Blair
	Title: President & CEO			Title: VP Business Development

Date: 12.10, 1999

SCHEDULE B-(2)

TO

PRODUCTION AGREEMENT

PRODUCTION TERM, SUITE AND FEES

PRODUCTION TERM

Commencement Date (the “Commencement Date”):	January 1, 2000
Termination Date (the “Termination Date”):	December 31, 2000

FEES

1.               [**] Production Fee: $[**]

2.               Payment Terms:

(a)                                  $[**] has been paid on November 15, 1999; then $[**] each [**] in advance starting with January 2000.  Advance payments due by the [**].

(b)                                 To recover the $[**] owed by BSCP to TKT, the [**] payments will be reduced by $[**] for January 2000 through and including July 2000 and by $[**].

(c)                                  Upon termination or expiration of this agreement BSCP shall pay to TKT within [**] after such termination the balance of any reductions, prepayments, production delay damages, and advances which have not been recovered through reductions in the [**] Production Fees.  Late payments will accrue interest from the date when the same became due at the rate of 12% per annum.  The deposit will be refunded [**] after a final reconciliation is completed.

3.               Renewal Periods:

This production term may be renewed for an additional term of no more than [**] on the same terms and conditions contained herein.  Client must provide notice of renewal including the length of such extension no later than.  September 1st 2000.

12/07/99

4.               Milestones & Penalties:

(a)                                  Culture Initiation - The production campaign shall be initiated on or before January 17th, 2000.  There shall be no more than a [**] lag between the initiation of subsequent campaigns ([**]).  If there is a delay in Cell Culture, not caused by either the Client or the contract testing labs (as defined below), the following penalties will apply;

1.             It is the responsibility of BSCP to [**] testing at the contract testing labs.

2.                                       If BSCP encounters a problem with obtaining results from a contract testing lab, they will notify Client in a timely manner, whereupon Client will assist BSCP in gaining resolution to the issue.

3.                                       As long as BSCP is working in good faith with Client and testing laboratory to resolve issues so that they will not impact Culture Initiation dates, the applicable penalties will not apply.

Duration of Delay	Penalty
Up to [**]	$	[**]
Between [**]	$	[**]
Up to [**]	$	[**]
Up to [**]	$	[**]

(b)                                 Release of batch records Parts A & B - The Part A and Part B batch records for all lots produced in a campaign (Slots/campaign x 2 batch records/lot = 10 batch records/campaign) shall be signed off by BSCP and released to Client no later than one week after the receipt and acceptance (by both Client and BSCP) of the final QC data and associated QC documentation (e.g.  deviations, ICARS) required to complete the batch records.

Duration of Delay	Penalty
[**] days – [**] days	$	[**]
[**] days – [**] days	$	[**]
[**] days – [**] days	$	[**]
Thereafter	Additional $[**] for each [**] day delay

(c)                                  Release of batch records Part C - The Part C batch records for each lot shall be signed off by BSCP and released to Client no later than [**] after the receipt and acceptance (by both Client and BSCP) of the final QC data and associated QC documentation (e.g. deviations, ICARS) required to complete the batch records.

Duration of Delay	Penalty
[**] days – [**] days	$	[**]
[**] days – [**] days	$	[**]
[**] days – [**] days	$	[**]
Thereafter	Additional $[**] for each [**] day delay

REGULATORY INSPECTIONS

Concerning FDA or any other Regulatory Authority Inspection or teleconferences;

a)                                      Client will not be permitted to participate directly in general GMP inspections or non-          Client related inspections or teleconferences.

b)                                     One QA Representative from Client will be permitted to participate as part of the inspection team or participate in teleconferences (Client must beat BSCP’s facility to participate in teleconferences) related to or as part of, Pre-Approval inspection requirements for its products that are manufactured at BSCP facilities.

c)                                      In the case of responses to inspections pertaining to part b) above, Client will be allowed one business day to review responses to questions related to its product, prior to submission by BSCP.  The wording and submission of the final response is the responsibility of BSCP.

***********************************

The content of this Schedule B-(2) is agreed to by the parties listed below to that certain Master Production Agreement dated as of December 1, 1998.

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Daniel Geffken	(SEAL)	By:	/s/Jacques Rubin	(SEAL)
	Name: Daniel Geffken			Name: Jacques Rubin
	Title:			Title: CEO & Chairman

Date: 12.10, 1999

SCHEDULE C0-(2)

TO

PRODUCTION AGREEMENT

CLIENT-PROVIDED ITEMS

[**]	[**]

Other Client-Provided Items, if any, to be mutually agreed upon.

****************************************

The content of this Schedule C-(2) is agreed to by the parties listed below to that certain Master Production Agreement dated as of December 1, 1998

TRANSKARYOTIC THERAPIES INC.			BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/Daniel Geffken	(SEAL)	By:	/s/Jacques Rubin	(SEAL)
	Name: Daniel Geffken			Name: Jacques Rubin
	Title:			Title: CEO & Chairman

Date: 12.10, 1999

SCHEDULE D-(2)

TO

PRODUCTION AGREEMENT

OTHER PRODUCTION REQUIREMENTS

PERSONNEL:                                          [**] staff (including one QA person) are provided in the [**] Production Fee.  This is equivalent to [**] hours.  BSCP may provide additional personnel hours at the rate of $[**] per hour.  A budget for labor hours will be submitted prior to December 15th, 1999.  Any variance greater than [**]% of budget will be accompanied by a written explanation to Client.  [**] chargeable to the Client.

HAZARDOUS WASTES AND SUBSTANCES:

Type	Amount	Charge for Disposal

Such rates shall be subject to change from time to time in accordance with written notice provided by BSCP to Client.

***********************************

The content of this Schedule D-(2) is agreed to by the parties listed below to that certain Master Production Agreement dated as of December 1, 1998.

By:	/s/Daniel Geffken	(SEAL)	By:	/s/Jacques Rubin	(SEAL)
	Name: Daniel Geffken			Name: Jacques Rubin
	Title:			Title: CEO & Chairman

Date: 12.10, 1999

SCHEDULE E-(2)

TO

PRODUCTION AGREEMENT

[**] STORAGE RATES AND PROCEDURES

[**] Storage Charge:

$[**] per square foot for Room Temperature Storage
$[**] per cubic foot for Refrigerated Storage
$[**] per cubic foot for Freezer Storage

Minimum Monthly Storage Charge:

$[**] for Room Temperature Storage
$[**] for Refrigerated Storage
$[**] for Freezer Storage

Procedure:

Client will hot ship any materials, equipment or supplies to BSCP without the prior written approval of BSCP.

*********************************

Schedule E-(2)	The content of this is agreed to by the parties listed below to that certain Master Production Agreement dated as of December l, 1998.

	By:	/s/Daniel Geffken	(SEAL)
		By:/s/Jacques Rubin	(SEAL)
Name: Daniel Geffken
Name: Jacques Rubin
		Title:	Title:
CEO & Chairman

Date: 12.10, 1999

SCHEDULE B-(2)-(AMENDED)

TO

PRODUCTION AGREEMENT

PRODUCTION TERM, SUITE AND FEES

Client has decided to exercise its renewal option under Schedule B-(2), signed by both parties on December 10, 1999.  Client has decided to renew the production term for four (4) years on the same terms and conditions stated in the Master Production Agreement, dated December 1, 1998 and the appended Schedules signed on December 10, 1999.

This means that the Production Term Termination Date shall now be extended to December 31, 2004.

The Monthly Production Fee of $[**] shall remain unchanged for the length of the renewal period.

The hourly labor rate of $[**] stated in Schedule D-(2) (signed on December 10,1999) shall be subject to a [**]% percent increase on  January 1st of each year, beginning January 1st, 2001.

**********************************************

The content of this Schedule B-(2)-(AMENDED) is agreed to by the parties listed below to that certain Master Production Agreement dated as of December 1, 1998.

TRANSKARYOTIC THERAPIES, INC.           BIO SCIENCE CONTRACT

            PRODUCTION CORP.

TRANSKARYOTIC THERAPIES INC.		BIO SCIENCE CONTRACT PRODUCTION CORP.

By:	/s/ Daniel Geffken	By:	/s/ Jacques R. Rubin
	Name: Daniel Geffken		Name: Jacques R. Rubin
	Title: VP, CFO		Title: CEO

	Date:	September 21, 2002